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                                                  Page one of eight pages.
                                                  Exhibit Index is on Page four.

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 28, 1998



                            LAM RESEARCH CORPORATION
             (Exact name of registrant as specified in its charter)



           DELAWARE                     000-12933                94-2634797
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)



                 4650 CUSHING PARKWAY, FREMONT, CALIFORNIA 94538
                    (Address of Principal Executive Offices)

                                 (510) 659-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS

     On July 28, 1998, Lam Research Corporation (the "Company") announced the financial results for the Company's fourth quarter and fiscal year ended June 30, 1998. Attached hereto as Exhibit 99.1 is the Company's press release dated July 28, 1998.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits

          99.1 Lam Research Corporation Press Release dated July 28, 1998.


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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  August 13, 1998                        LAM RESEARCH CORPORATION


                                               By:  /s/ Richard H. Lovgren
                                                  ------------------------------

                                               Name:  Richard H. Lovgren
                                                    ----------------------------

                                               Title: Vice President, Secretary
                                                      and General Counsel


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

                                  EXHIBIT INDEX


                                                               Page No. in Sequentially
Exhibit No.                    Description                     Numbered Current Report
-----------                    -----------                     ------------------------
99.1             Lam Research Corporation Press Release                    5
                 dated July 28, 1998.


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